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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Philip M. Pead, the Chairman, President and Chief Executive Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that Amendment No. 1 to the Company's Quarterly Report on Form 10-Q/A for the period ended September 30, 2004, filed with the Securities and Exchange
Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                             By: /s/ PHILIP M. PEAD
                                 -----------------------------------------------
                                 Philip M. Pead
                                 Chairman, President and Chief Executive Officer


Date: March 4, 2005















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